UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2002

AGL RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-14174	58-2210952
(State or Other Jurisdiction Of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

817 West Peachtree Street, NW, Suite 1000, Atlanta, Georgia 30308

(Address of Principal Executive Offices)	(Zip Code)

(404) 584-9470

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Materials discussed at the AGL Resources Inc. 2002 Analyst Conference to be held on November 6-8,2002.

Forward-Looking Statements

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and securities values of AGL Resources and its subsidiaries may differ materially from those expressed in the forward-looking statements contained throughout these presentations and in documents filed with the Securities and Exchange Commission. Many of the factors that will determine these results and values are beyond AGL Resources' ability to control or predict. The statements are necessarily based upon various assumptions involving judgments with respect to the future, including, among others, the ability to achieve synergies and revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital markets conditions; inflation rates; interest rates; energy markets; weather conditions; business and regulatory or legal decisions; the pace of deregulation of natural gas; the timing and success of business development efforts; and other uncertainties and risks. You are cautioned not to put any undue reliance on any forward-looking statement, and to consult the company's periodic public SEC filings for other risks and factors that could materially impact the company's operations and financial results.

Delivering Value

Paula G. Rosput

Chairman, President and CEO

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Our Success Has Been Deliberate

[The following data is presented in graphic format]

	Year-to-Date	Last Twelve Months	Trailing 24 Months	Trailing 36 Months
AGL Resources	6.4%	13.0%	16.6%	34.5%
LDC Index	(2.9)%	1.9%	9.3%	6.8%
S&P 500	(22.0)%	(18.3)%	(34.7)%	(34.2)%
Large-cap LDC Index	(5.2)%	(1.0)%	5.1%	(0.9)%
Mid-cap LDC Index	6.0%	10.3%	27.5%	24.4%
Small-cap LDC Index	(19.7)%	(12.3)%	(19.1)%	(12.5)%
Data includes closing prices through November 1, 2002

2

A Multi-Year Plan That Features:

  A fundamentals orientation
  Management's value philosophy
  Spectrum of necessary skill sets
  Discipline in execution
  We like to "kick the tires"

3

2002 Milestones

[The following data is presented in graphic format]

Improve earnings

Change the Regulatory Paradigm

Accelerate Telecom

Jan

  AGLN AT&T Deal Signed

April

  1Q: $0.90 vs. $0.87 First Call
  AGLC/GPSC establish PBR

May

  Sequent one-year mark (3 Bcf/day)
  Producer Services Initiated

June

  Completed Atlanta network

July

  2Q: $0.22 vs. $0.20 First Call
  Credit Default avoided with merchants [Graphic indicates Jun-Oct+)
  AGLN Emory deal signed

Aug

  Credit Facility Closing
  AGLN B of A deal signed

Sept

  WNA Approved for VNG
  AGLN Expands into:
  Kansas City
  St. Louis
  Richmond
  Phoenix

Oct

  3Q: $0.17 vs. $0.14

4

What Are The Fundamentals for 2003?

  Pervasiveness of financial distress in the industry
  Volatility of underlying commodity
  Deepening governmental involvement
  Understanding value cycle
  Acquisition ambition tempered by value cycle realities

5

Financial Distress in the Industry

[The following data is presented in graphic format]

Market Capitalization Changes (Last 12 Months)

RECENT CREDIT DOWNGRADES

Williams - July 2002 - outlook NEGATIVE

Dynegy - July 2002 - outlook NEGATIVE

Duke Energy - August 2002 - outlook STABLE

Aquila - September 2002 - outlook NEGATIVE

Mirant - October 2002 - outlook NEGATIVE

CenterPoint (Reliant) - November 2002 - outlook NEGATIVE

El Paso - October 2002 - outlook NEGATIVE

Energy East - March 2002 - outlook STABLE

Sempra Energy - March 2002 - outlook STABLE

UGI - September 2002 - outlook STABLE

PGL - September 2002 - outlook NEGATIVE

6

Financial Distress In the Industry

In millions

As of 9/30/02
	Gross Receivable	Gross Payable
Receivables with netting agreements in place:
Counterparty is investment grade	$87.6	$75.8
Counterparty is non-investment grade	11.2	16.0
Counterparty has no external rating	2.0	13.6
Receivables without netting agreements in place:
Counterparty is investment grade	6.2	16.6
Counterparty is non-investment grade	-	-
Counterparty has no external rating	-	0.4
Amount recorded on balance sheet	$107.0	$122.4

Credit support and netting are essential in real time

7

Distress is Not Unique to Energy Industry

	Stock Price		Shares	Market Cap		Value
Company	$/Share		Outstanding	($ Billions)		Degradation
	Jan-00	Recent	(Millions)	Jan-00	Recent	($ Billions)
Cisco	55.00	14.34	7,315	402.3	104.9	297.4
Nortel	55.00	2.32	3,206	176.3	7.4	168.9
Alcatel	40.00	7.07	1,231	49.2	8.7	40.5
JDS Uniphase	80.00	3.62	1,519	121.5	5.5	116.0
Lucent	50.00	2.26	3,407	170.4	7.7	162.7
Ericsson	15.00	1.52	8,059	120.9	12.2	108.6
WorldCom	60.00	0.09	2,963	177.8	0.3	177.5
Nokia	42.00	21.50	4,737	199.0	101.8	97.1
Motorola	40.00	14.70	2,267	90.7	33.3	57.4

Over $1.2 Trillion of stockholders' equity lost in 30 months

8

Volatility

[Graphic appears here]

  Continue to seek regulatory partnerships to dampen effects
  Recognize that longer-term business prospects lie in managing volatility, rather than retailing it

[Graphic appears here]

9

Market Is Becoming More Peak Reliant

[Graphic appears here]

10

Regulatory Environment

[Graphic appears here]

We continue to invest the resources to do the job right.

11

[Graphic appears here]

12

Return on Invested Capital
(Based on AGLR Core Earnings)

[Graphic appears here]

The challenge of moving a behemoth

13

Valuations as Multiple of EBITDA

[The following data is presented in graphic format]

El Paso/TPC	8.9X
Williams/Transco	8.3X
Mid-American/Kern River	7.1X
Mid-American/NNG	7.3X
Atmos/MS Valley	11.4X
Piedmont/NCNG	12.8X
  Recent decline in valuation from historical precedents
  Recent pipeline deals acquired at 6.5x - 7.5x LTM EBITDA -- below historical pipeline range of around 8.0x
  Strategic buyers must be able to make the multiples work!

14

Proven Track Record in Consolidation

  VNG accretive in nine months, using 100% debt
  VNG scenarios at 40% equity financing
  Equity will be a key ingredient in future transactions

15

Matching Our Valuation to Likely Opportunities

[The following data is presented in graphic format]

ATG	13.4X
GAS	11.3X
EAS	13.1X
OKE	14.1X
PGL	13.1X
PNY	17.6X
WGL	18.0X
WGR	29.1X
ATO	14.5X
NJR	14.6X
NWN	15.7X
SUG	9.9X
SWX	15.6X
UGI	13.9X
CGC	16.3X
LG	17.1X
NUI	11.7X
Data includes closing prices through October 24, 2002

16

Strategy for 2003

  Measurably improve return on invested capital (ROIC) in base business
  Increase asset management business
  Build repeatable multi-city telecom business
  Execute on opportunities to take advantage of current industry distress
  Enhance strength of balance sheet

17

Financial Overview and Strategy

Richard T. O'Brien

Executive Vice President

and Chief Financial Officer

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

{AGL Resources logo appears hear}

Forward-Looking Statements

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and securities values of AGL Resources and its subsidiaries may differ materially from those expressed in the forward-looking statements contained throughout these presentations and in documents filed with the Securities and Exchange Commission. Many of the factors that will determine these results and values are beyond AGL Resources' ability to control or predict. The statements are necessarily based upon various assumptions involving judgments with respect to the future, including, among others, the ability to achieve synergies and revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital markets conditions; inflation rates; interest rates; energy markets; weather conditions; business and regulatory or legal decisions; the pace of deregulation of natural gas; the timing and success of business development efforts; and other uncertainties and risks. You are cautioned not to put any undue reliance on any forward-looking statement, and to consult the company's periodic public SEC filings for other risks and factors that could materially impact the company's operations and financial results.

Financial Management Philosophy

  Low-cost asset operator
  Disciplined financial approach
  No planes, executive loans, etc.
  Attention to detail
  Weekly operations and financial assessment
  Monthly earnings and accounting reviews
  Frequent strategic reviews and planning sessions
  Risk management
  Strong risk management capability in all business units
  Maintain physical, asset-based approach to asset optimization efforts
  Earnings visibility and transparency remain key financial goals for ATG

Third Quarter Financial Results

{bar graph depicting}

Earnings Per Share

2001 $0.09

2002 $0.17

Earnings Drivers
  Strong wholesale services performance due to volatility
  Improved year-over-year results from SouthStar
  Increased revenues and lower expenses in Distribution Operations
  Lower interest expense

YTD 2002 Financial Results

{bar graph depicting}

Earnings Per Share

2001 $1.22

2002 $1.28

Earnings Drivers
  Lower utility O&M, including depreciation
  Higher utility revenues (pipeline replacement)
  Improved contributions from SouthStar
  Increased EBIT contribution from market opportunities at Sequent
  Lower interest expense

EBIT - 2002 vs. 2001 For Quarter Ended September 30 (in millions)

{waterfall graph appears here}

Prior Year $30.9

AMR ($6.4)

PY Corp SSE Res ($6.0)

Rate Settlement ($1.8)

VNG, CGC volumes ($1.4)

SSE Unbilled Issue $5.7

Wholesale $4.2

Corp. OH/Bad Debt $4.1

PY Etowah W/O $2.6

Pipeline Repl. Rev $2.4

Propane/Networks $2.2

Actual $36.0

EBIT - 2002 vs. 2001 For Nine Months Ended September 30 (in millions)

{waterfall graph appears here}

Prior Year $175.7

Utilipro gain ($10.9)

Corp. Reserves ($8.6)

AMR ($6.4)

PY Storage Adj. ($4.9)

VNG Weather ($3.5)

SouthStar $13.6

Lower DO O&M $9.2

Pipeline Repl. $4.7

Lower Service Co. OH $4.2

PY Etowah W/O $2.2

Propane $1.6

Actual $176.5

Cash Flow Projections (in millions of dollars)

{bar chart depicting Total Cash Outflow for Investing and Financing}

2002

$361 Cash Inflow

$313 Cash Outflow (including: Other Cap Ex, Bare Steel Cap Ex, Interest Payments, Dividends, and MGP)

2003

$320 Cash Inflow

$316 Cash Outflow (including: Other Cap Ex, Bare Steel Cap Ex, Interest Payments, Dividends, and MGP)

2004

$350 Cash Inflow

$331 Cash Outflow (including: Other Cap Ex, Bare Steel Cap Ex, Interest Payments, Dividends, and MGP)

2005

$360 Cash Inflow

$338 Cash Outflow (including: Other Cap Ex, Bare Steel Cap Ex, Interest Payments, Dividends, and MGP)

Cash Flow Strategy
  Company will be cash positive by improving margins
  Focus on capital efficiency and effectiveness
  Improved processes around timing/amount of capital spending
  Improve coverage ratios
  Continuously improve cash forecasting processes and cash realizations from each business

Secure Dividend

{Bar & Line chart depicting Core EPS, DPS, and Payout Ratio}

	FY 1997	FY 1998	FY 1999	FY 2000	FY 2001	FY 2002F
Core EPS	$1.37	$1.56	$0.91	$1.24	$1.50	$1.73-1.78
DPS	$1.08	$1.08	$1.08	$1.08	$1.08	$1.08
Payout Ratio	79%	70%	119%	87%	72%	62%

  We are committed to the security of the dividend
  Board continues to evaluate future dividend increase

Earnings Guidance
  2002
  Revised guidance upward to $1.73 to $1.78 per share (from previous $1.65 to $1.70)
  Improved expectations reflect strong 3Q and YTD performance
  2003
  Will provide an update in January after formal budgeting and planning process is complete and approved by the Board

Achieving Size and Scale
  Financial distress pervades the industry
  Assets are beginning to be marketed and change hands
  Recent decline in valuations
  Focus on LDC and/or pipeline assets in the Southeast
  Must meet stringent investment criteria
  Sometimes the deal you don't do is as important as the one you do

Operational and strategic options using an analytical framework we continue to develop

Current Asset Portfolio

  Financial pro forma
  How would new assets fit in?

External Market Conditions

  What assets are available and attractively priced?
  Synergies from combination

Internal Considerations

  Balance sheet issues
  EPS growth targets
  Management capabilities

Decision and Financial Analysis Framework

  Identify internal improvements
  Prioritize improvement initiatives
  Screen opportunities
  Balance sheet considerations

Prioritized Strategic Options

  Internal Options
  Benchmark to others
  Regulatory framework
  External growth
  Divest/acquire

Approach Business as Portfolio of Opportunities - Buy or Sell

A Unique Investment Opportunity

  Premier LDC assets with stable cash flows
  Reasonable pace of growth in developing non-utility businesses to complement utility earnings
  Strong, investment-grade credit
  Attractive dividend yield
  Improving balance sheet
  Strong management team that delivers on promises
  Continuing focus on cost containment and improving return on invested capital
  Proven track record of organic growth and acquisition consolidation
  Acquisition upside potential
  Trade at a discount to peer group

Delivering Value
through Distribution & Pipeline Operations

Kevin P. Madden

Executive Vice President

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Where We Are

  Fundamentals of the Business
  Review of 2002 Goals and Accomplishments
  2002 Financial Results
  Strategic Thinking
  What to Expect in 2003
  Appendix (Supplemental Data)

2

Fundamentals of the Business

  Managing Customer Growth
  Managing Capital Deployment
  Changing the Regulatory Paradigm

3

Managing Customer Growth

(All Utilities Combined)

[Graphic appears here - depicts customer count 1995-2002]

4

Managing Our Customer Growth

  Regulated Provider
  Multi-family homes initiatives
  Working with developers
  Line extension policies

5

Managing Capital Deployment

[Graphic depicts capital expenditures expected for FY02 and FY03 broken down into the following categories: Environmental Response Cost, Pipeline Replacement Program, Distribution/AGLC, Distribution/VNG, IS/T, and Other]

FY 02 Expected is actual at 9/30/02 plus anticipated for 4th quarter

6

Managing Capital Deployment

Construction Cost Management

[The following data appears in graphic format]

	Expansion Cost Per Foot of Main
	1999	2000	2001	2002
AGLR	$5.90	$5.29	$5.95	$5.41
Benchmark Median	$9.52	$12.44	$13.07

7

Changing the Regulatory Paradigm

  AGLC - Performance Based Ratemaking
  Allows for retention of portion of increased earnings resulting from efficiencies and growth
  Reduces regulatory uncertainty for 3 years
  Maintains Straight Fixed Variable (SFV) rate design
  VNG - Weather Normalization
  Protects earnings from asymmetric effect of weather
  Provides price stability for consumers
  CGC - Fixed Portion of the Bill
  Provides certainty and stability for consumers
  Levels revenue stream through-out the year

8

Review of 2002 Goals
We deliver what we promise. . .

  Increase Earnings
  Georgia
  Performance Based Rates (PBR)
  Virginia
  Weather Normalization (WNA)
  Tennessee
  Rate Stabilization
  Utilization of LNG Facilities

9

2002 Business Results

  EBIT
  Jurisdictional Rates of Return
  AGLC Performance Based Rates
  Classification of Net Assets
  Cost per Customer

10

Comparison of EBIT
Projected 2002 vs 2001

[Graphic depicts the following information]

$ in Millions
	CY01	CY02
AGLC	167.1	169.2
VNG	35.3	42.7
CGC	10.8	12.8

11

Authorized Versus Actual Returns

[The following information is presented in graphic format]

AGL Resources Utility Operations Return on Equity 12 Months Ended September 30, 2002
	Percent of Return
	Authorized	Actual
AGLC	12.00 (1)	11.85 (2)
	11.00 (1)
CGC	11.06	10.53
VNG	10.90	8.73 (3)

(1) The authorized ROE is 11.00%. The top of the earnings band is 12.00%. The Company can also include 1/2 of VNG Synergies in calculating the return prior to sharing.

(2) Represents 5 months under new rates and 7 months under previous rates.

(3) Based on actual weather.

12

AGLC Performance Based Rates

[Graphic depicts projected Return on Equity for 2002-2005 assuming 1% growth in Revenue and 0% growth in O&M and projected Return on Equity for 2002-2005 assuming 1.5% growth in Revenue and 0% growth in O&M]

13

Classification of Net Assets

(as of September 30, 2002)

[Graphic depicts assets for AGLC, VNG, CGC and Total broken down into the following categories: Rate Base, PRP Assets, ERC Assets, and Other]

14

O & M per Customer
Projected 2002 vs 2001

[Graphic depicts projected 2002 and 2001 O&M per Customer for AGLC, VNG and CGC]

15

Strategic Thinking

Peaking - Growing Peak Day Requirement

[Graphic appears here]

16

AGLR Peaking Leadership Position

  Customer needs shifting to peaking
  Leverage our market expertise to capitalize on the shifting needs
  Paradigm shift in meeting deliverability by creating options to traditional upstream transport and storage contracts
  Paradigm shift in solving localized pressure issues; reduces captive investments

[Map "Existing AGL LNG Plants" appears here]

17

Southeast Pipeline Infrastructure

  Cypress - Project on hold
  Gulf Pines - Project on hold
  Southeastern Pipeline constraints will lead to bottlenecks and opportunities
  AGLR infrastructure unique in the Southeast

[Map "Proposed AGLR Pipeline" appears here]

18

VNG Pipeline Infrastructure

  Columbia's Homestead (southern zone) pipeline construction on hold
  Joint-Use-Pipeline (JUP) strategically located to provide deliverability to five parties (Florida Power, Virginia Power, City of Richmond, Columbia Gas of Va, and VNG)
  Anticipated supply constraints in the VNG "southern zone" in 2005

[Map appears here]

19

Final Observations: What to Expect in 2003

  Stability through regulatory compact
  Capital deployment
  Focus our business where we make our greatest return
  Drilling down on capital
  Working to achieve authorized returns and share benefits with customers
  Continuing opportunities to improve service and develop wholesale asset opportunities

20

Appendix
(Supplemental Data)

  Consolidating Balance Sheets
  Consolidating Income Statement
  Components of Rate Base

21

Consolidating Balance Sheet

at September 30, 2002
	Distribution Segment	AGLC	VNG	CGC
ASSETS
Current Assets	212,943,869	97,584,052	73,137,694	42,222,122
Property, Plant & Equipment	2,046,505,669	1,580,719,446	368,098,358	97,687,864
Deferred Debits & Other Assets	864,239,689	681,198,010	181,414,335	1,627,344
TOTAL ASSETS	$3,123,689,227	$2,359,501,508	$622,650,388	$141,537,331

LIABILITIES
Current Liabilities	(284,200,693)	(230,554,892)	(33,400,826)	(20,244,975)
Accumulated Deferred Income Taxes	(319,241,393)	(292,459,992)	(13,767,417)	(13,013,984)
Long-Term Liabilities/Deferred Credits	(616,619,670)	(603,118,823)	(13,982,293)	481,446
Capitalization	(1,903,627,471)	(1,233,367,802)	(561,499,850)	(108,759,819)
TOTAL LIABILITIES	$(3,123,689,227)	$(2,359,501,508)	$(622,650,388)	$(141,537,331)

22

Consolidating Income Statement
Twelve Months Ended 9/30/02

	Distribution Segment	AGLC	VNG	CGC

Revenue	797,142,328	519,924,488	209,748,067	67,469,773
Cost of Sales	226,292,360	78,567,355	110,138,981	37,586,024
Operating Margin	570,849,968	441,357,133	99,609,086	29,883,749

O&M Expenses	250,886,155	198,007,445	42,818,847	10,059,863
Other Expenses	106,831,716	79,406,133	19,706,705	7,718,878

Operating Income	213,132,097	163,943,555	37,083,534	12,105,008

Other Income	10,648,541	10,241,726	(103,651)	510,466
EBIT	223,780,639	174,185,281	36,979,883	12,615,475

Interest Expense	50,516,089	42,034,493	8,348,650	132,946
Income Taxes	64,645,667	49,498,067	10,219,460	4,928,140
NET INCOME	$108,618,883	$82,652,721	$18,411,773	$7,554,389

23

Components of Rate Base

AGL Resources Distribution Operations
Major Common Elements of Rate Base
12 Months Ended September 30, 2002 (1)
(Millions)

	AGLC	CGC	VNG	Distribution Operations Total

Utility Plant	2,276.9	151.6	524.3	2,952.9
Less:
Accumulated Provision for Depreciation	795.7	58.4	169.0	1,023.2
Contributions in Aid of Construction	47.2	2.2	-	49.4
Accumulated Deferred Income Taxes	246.1	9.0	3.9	259.0
Other	3.0	2.6	9.9	15.5
Balance	1,185.1	79.4	341.4	1,605.9
Cash Working Capital	(58.0)	16.1	10.2	(31.7)
Total Rate Base	1,127.1	95.5	351.6	1,574.2

(1) Averaging the average of 12 months of rate base balances results in an average amount which is less than the period end balances.

24

Delivering Value

through Wholesale Services

Robert M. Flavin

Dana A. Grams

Patrick J. Strange

Sequent Energy Management

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Sequent Overview

Robert M. Flavin

Executive Vice President

Sequent Energy Management

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

What a Difference a Year Makes...

  Volatility
  Competition
  Credit
  Regulatory Environment

3

Merchant Energy Markets:
What's the Same?
The Need for a Middle Man

  Markets are very complex
  Relationships are important
  Supply and transportation balancing
  Credit judgment
  Continuing demand for services

4

Merchant Energy Markets:
What's Different?

  Markets are more available
  Margins are better
  More room to grow
  Greater available talent pool
  Positive effects of volatility

Events have vindicated our strategy

5

AGLR/Sequent's Approach

What We Do

  Based on assets
  Focused on specific geographies
  Strong relationships
  Utility empathy
  Good corporate discipline

What We Don't Do

  Pure speculation
  Round trip trades
  Have long-dated mark-to-model accounting

6

Sequent's Business Infrastructure

[Graphic depicts Sequent's office structure]

  Front Office: responsible for pricing, marketing, trade origination/capture, and scheduling.
  Middle Office: responsible for trade support, trade confirmation, contract administration, portfolio validation, and policy compliance.
  Back Office: responsible for management reporting, trade settlement, and accounting.

7

Asset Management Activities

Dana A. Grams

Vice President Asset Management

Sequent Energy Management

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Sequent Asset
Management Activities

  Transportation and Logistics (place)
  Storage (time)
  Supply and Distribution
  Services

9

Wholesale Market Hubs

[Map appears here]

10

[Map appears here]

11

Futures Pricing

NYMEX Natural Gas

[Graphic appears here]

12

Futures Pricing

NYMEX Natural Gas

[Graphic appears here]

13

Futures Pricing

NYMEX Natural Gas

[Graphic appears here]

14

Typical Example of

Storage Arbitrage*

  Inject Gas into storage in May
  Withdraw Gas and Sell to Market in January

Arbitrage
May 02 NYMEX	$3.00
May 02 Physical Basis	-.03
$2.97

January 03 NYMEX	$3.80
January 03 Physical Basis	-.03
$3.77

Margin	$0.80

Cost and Fees	$/MMBtu
Transportation to Storage	$0.07
Injection Fee	$0.10
Withdrawal Fee	$0.05
Time Value of Money	$0.12
Total Costs	$0.34

*Not differentiated by jurisdiction

15

Gas Supply and Distribution

Patrick J. Strange

Vice President Supply and Distribution

Sequent Energy Management

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Sequent's Supply and Distribution Activities

  Gas Supply (acquisition/aggregation)
  Transportation and Storage
  Marketing

17

Sequent Counterparties

Producers	Pipelines	Markets
Adams Resources Amerada Hess Petrofina Anadarko Bass Enterprises BP Amoco Conoco Phillips ExxonMobil Houston Exploration Hunt Exploration Swift Energy Total Fina Unocal	ANR Bridgeline Centerpoint Columbia Gas Columbia Gulf Destin Dominion Transmission East Tennessee Florida Gas Gulf South Kinder Morgan Texas Tennessee Gas Texas Gas Transco Southern Natural
  Alabama Gas Corp.
  Ashland
  Baltimore Gas & Electric
  Bethlehem Steel
  Carolina Power & Light
  Columbia Gas
  Delmarva
  Entergy
  Florida Power
  International Paper
  Michigan Consolidated
  New Jersey Natural
  PCS Nitrogen
  SCANA

18

Natural Gas Storage Is An Important Part of Our Business

[Map appears here]

19

Transportation Logistics

"The sum of the parts is greater than the whole"

[Map appears here]

20

Looking Forward

Robert M. Flavin

Executive Vice President

Sequent Energy Management

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Future Directions:
Business Development

  Filling the void for customers
  Deepening contractual asset base
  Developing relationships with strong counterparties
  Maintaining the right risk/return profile

22

Formula for Success:
Industry Factors to Watch

  Value and volatility of natural gas
  Natural gas supply
  Seasonality (hot summer/cold winters)
  Market disruptions (hurricanes)
  Market dislocations
  Price and volatility of competitive fuels

23

Formula for Success:
Financial Resources

  Required working capital
  Provided by cash flow much of the year or short term borrowings from AGLR under money pool arrangement
  $15 million Bank One line of credit covers margining on the commodity futures exchange
  Typical month's working capital is minimal
  Fixed capital deployment
  Depreciation and Amortized items "negligible" at approximately $3 million

24

Wholesale Services Receivables/Payables

In millions	Gross Receivable	Gross Payable
Contracts with netting agreements in place:
Counterparty is investment grade	$87.6	$75.8
Counterpart is non-investment grade	11.2	16.0
Counterparty has no external rating	2.0	13.6

Contracts without netting agreements in place:
Counterparty is investment grade	6.2	16.6
Counterpart is non-investment grade	-	-
Counterparty has no external rating	-	0.4
Amount recorded on balance sheet	107.0	$122.4

As of 09/30/02

25

Formula for Success:
Financial Resources

  Required working capital
  Provided by cash flow much of the year or short term borrowings from AGLR under money pool arrangement
  $15 million Bank One line of credit covers margining on the commodity futures exchange
  Typical month's working capital is minimal
  Fixed capital deployment
  Depreciation and Amortized items "negligible" at approximately $3 million

26

Wholesale Services

Financial Performance

(in millions $)	Total 2001	First 9 Months 2002	Combined
Gross Margin	17.6	14.9	32.5
Operation Expenses	8.8	9.8	18.6
Taxes other than income	0.1	0.3	0.4
Total Operating Exp	9.0	10.1	19.1
Write off of Etowah LNG	-2.6		-2.6
Other Income	0.4	0.0	0.4
EBIT	6.4	4.8	11.2

27

Summary

  We focus on business fundamentals.
  Ours is a simpler business than those who have gone before us, not glamorous or risky.
  We will grow it consistent with market timing and our ability to maintain a strong control environment.

28

Delivering Value through Risk Management

Gene Rozgonyi

Chief Risk Officer

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

{AGL Resources logo appears here}

Enterprise Risk

Board Level Finance and Risk Management Committee

    Executive Risk Management Committee
    Chief Risk Officer

Risk Observation, Reporting, & Recommendations

Weather

Commodity

Insurance

Treasury

Regulatory

Operational

Credit

Enterprise Risk

  Expansive - The enterprise risk initiatives incorporate the efforts of traditional insurance, credit, capital allocation, quality movements, safety, and trading and marketing risk management.
  Systematic - AGLR's Enterprise risk efforts are conducted thoughtfully and methodically throughout the corporation
  Specific - The unique nature of each risk is addressed, understood, and managed to provide meaningful information.
  Awareness - A risk aware culture is promoted in all business units.
  Evolving - The risk management framework acts to support the continued development of metrics, analysis and observations.
  Value - The enterprise risk efforts preserve and enhance value by effectively assessing and mitigating factors that affect the activities and earnings of the corporation.

AGLR "Umbrella" Risk Management Policy
  Identification
  Definition
  Purpose
  Instruments/Activities
  Measurement Methodology
  Monitoring
  Limit Structure
  Compliance
  Responsibilities
  Reporting

Sequent/Commodity Risk Management Policy

  Fair Value Valuation Policy
  Credit Policy and Procedures

Operations Risk Management Policy

Interest Rate Risk Management Policy

Credit Risk Management Policy

Earnings at Risk

  Canvass - all business units for embedded risks.
  Identify and quantify potential range of uncertainty around specific risks.
  Create - the unique nature of each risk is addressed, understood, and managed to provide meaningful information.
  Build Earnings at Risk (EaR) model.
  Mitigate manageable exposures through the development of action plans.
  Report findings to Risk Management Committee and Finance & Risk Management Committee.

Sequent Risk Profile

  Asset backed operations
  Arbitrage/ back to back transactions
  Low open position results in a low VaR
  Price transparency - short tenor transactions
  Niche one-commodity, one region player - Southeast market
  Top 10 counterparty exposure A- rated
  Rolling best-practice diagnostics

Reported Risk Metrics
  P&L daily, monthly, quarterly, year-to-date
  1 and 20-day VaR
  Scenario stress testing
  Credit exposure metrics
  Limit monitoring

{graphic of Sharpe Ratio 2.87}

Sharpe Ratio - Benchmarks

Mutual Funds:	Trading Systems:
Sharpe>0	Sharpe>0
Sharpe>1 "Pretty Good"	Sharpe>1 "Very Good"
Sharpe>2 "Outstanding"	Sharpe>2 "Outstanding"

Summary
  Risk management is real-time and evolving activity
  AGLR enterprise-wide, touches all business units
  Deep engagement in business activities
  On the trading floor daily
  Driving force for implementing and maintaining best practices
  Direct reporting to Board Finance and Risk Management Committee

Delivering Value
through Finance

Drew Evans

Vice President and Treasurer

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

[AGL Resources logo appears here]

Asset Deployment

  Regulated businesses represent over 90% of total assets deployed
  Under regulatory compact in 3 states
  Wholesale Services has approximately $210 million in assets or 6% of total
  Primarily storage positions and working capital requirements
  Energy Investments has approximately $150 million in assets or 4% of total
  AGL Networks, SouthStar, US Propane

[The following information is presented as a graphic]

Distribution Operations - 90%

Wholesale Services - 6%

Energy Investments - 4%

$3.5 Billion in total Assets

2

Assets and Liabilities

  Nearly $3.5 billion of total assets and liabilities in our business
  Book value of equity of approximately $760 million
  Total debt of approximately $1.4 billion
  Remainder represents AP/AR, deferred credits, income taxes, and accrued liabilities
  Equates to debt to capitalization of 65%

[The following information is presented as a graphic]

Debt - $1,390 million

Equity - $760 million

3

Liability Composition

  Total liabilities of approximately $1.4 billion
  Comprised of standard and simple instruments
  Bank Facility
  Medium Term Notes
  Senior Notes
  Trust Preferred
  Provides for flexibility across the issuance spectrum

[The following information is presented as a graphic]

Trust Preferred - $225 million

Senior Notes - $300 million

Medium Term Notes - $545 million

Short Term Debt - $320 million

As of 3Q02

4

Bank Facility

Bank Facility Renewed in August	Commercial Paper Program
  $500,000,000 Credit Facility
  $200,000,000 364-day facility
  $300,000,000 Three-year facility
  One year term-out option on the 364-day facility
  Debt-to-Capitalization not to exceed 70%
  Minimum Consolidated Net Worth of $586 million, plus 25% of net income and 80% of equity offering proceeds
  Material Adverse Change clause only at Closing
  Backstop to commercial paper

  Very well subscribed
  Paper prices very tightly to benchmarks
  Goal is to maintain consistent bucketing of maturities to capture benefit in short term rates
  50% 30-days or less
  25% 30 to 60 days
  25% 60 to 90 days
  Issuance over 2003 has already begun

5

Maturity Schedule

[The following information is presented as a graphic]

Millions
2002	$48.0
2003	$30.0
2004	$33.5
2005	$42.0
2006	$10.0
2011	$300.0
2012	$15.0
2013	$69.1
2014	$7.2
2015	$11.2
2017	$22.0
2019	$43.5
2021	$30.0
2022	$46.0
Thereafter	$362.5

  Burden of refinancing given current maturity schedule is very light
  Goal is to allow near term maturities to be absorbed into short term debt
  Allows for more liquid and better priced instruments to be issued

6

Fixed to Floating Mix

  Very near targeted levels
  To increase the percentage of floating in the mix, AGLR entered into a fixed-for-floating swap in Nov. '01
  Currently produces about $900k in positive carry each quarter
  Currently has a market value in excess of $3 million
  We will take advantage of the historically low yields on corporate bonds

[The following information is presented as a graphic]

Floating Debt - 28.4%

Fixed Debt - 71.6%

As of 3Q02

7

Contingent Capital

  AGLR has contracts with adequate assurance provisions relating to trade credit/payment on behalf of Sequent
  Normal course of business assurances
  Small percentage of contracts would require cash collateralization if AGLR were downgraded below investment grade
  Total capital outflow would be $22.3 million
  Value is disclosed in recent 10Q and will be reported prospectively

8

Ratings

  Currently BBB+, Baa1 and BBB+ with S&P, Moody's and Fitch respectively
  Slightly more levered than the benchmark, AGLR continues to exceed goals established with agencies when VNG was acquired
  Continue to keep the agencies apprised of our activities

9

Pension

  Pension asset has suffered same fate as majority of Fortune 500 and is 14 percent smaller than year-end 2001
  Pension was fully funded at that time
  Due to decline in asset value and reduction in rate used to discount asset, an unfunded "ABO" may exist at the end of the plan year
  AGLR is currently looking at alternatives to reduce the impact of this shortfall, including:
  Funding entire shortfall to reduce impact on common equity
  Partial funding to allow the asset value to grow

10

Summary

  Continue to have good access to capital
  Minimal contingent liabilities
  Actively manage to maintain solid investment-grade ratings

11

Delivering Value through AGL Networks

Eric Martinez

Executive Vice President

AGL Networks

Analyst Conference

November 6-8, 2002

Miami, Florida

{AGL Resources logo appears here}

Agenda

  AGL Network Overview
  Business Model
  Strategy and Tactics
  Why Our Model Will Succeed
  Financials
  Growth

AGLN Overview

First, Some Definitions
  POP (Point of Presence) - The point at which a line from a long distance carrier (IXC) connects to the line of the local telephone company or to the user directly.
  CO (Central Office) - a telephone company building that houses switching equipment for connecting other subscribers to each other, locally and long distance
  Carrier Hotel - a term for a building that houses many local and long distance telephone companies, usually owned by a "disinterested" third party
  Colocation - a competing phone company providing network connections to several carriers housed together in a server room.
  RBOC (Regional Bell Operating Company) - the dominant local phone carrier within a specific geographic region (i.e. Bell South)
  CLEC (Competitive Local Exchange Carrier) - a local phone company that competes with the ILEC (i.e. MFN, Time Warner Telecom, Level 3, Winstar)

Signaling Speeds
T-1/DS-1	24	Simultaneous Digitized signals
DS-3	28	T-1's	45 Mbps
OC-3	3	DS-3	155 Mbps
OC-3	3	DS-3	155 Mbps
OC-12	12	DS-3's	622 Mbps
OC-48	48	DS-3's	2,448 Mbps
OC-192	192	DS-3's	10,000 Mbps

Telecomm Schematic

Current Network View

    POP
    CO
    Internet
    COLO
    Long distance
    Internet
    ILEC/CLEO
    tandem
    CO
    POP
    Long distance

Fiber View

{graphic of metro Atlanta network}

Business Model

  Infrastructure Provider
  Conduit
  Dark Fiber
  Metropolitan Networks
  Distressed Assets
  Connectivity to Building Wall - "Revenue Ready"
  Connectivity to Wireless and Next Generations

{Map of metro Atlanta network}

Atlanta Network

    175 miles
    8 conduits
    8 rings

Location

    Downtown
    Midtown
    Buckhead
    Sandy Springs
    Galleria
    Airport
    Alpharetta

Connected to

    Carrier hotels
    POP's
    LSO's
    Enterprise Buildings

Target Market

Interexchange Carrier
  IXC's (Carriers) preceded development of local infrastructure
  They rely on their own national backbone for transport and depend on metro access providers for dark fiber rings in the metro core
  The lack of local fiber is the reason much of the long-haul fiber is unused
  IXCs and the metro providers will need fiber facilities in the last mile to compete in end-to-end services

Target Market

Regional Bell Operating

Companies (RBOC's)
  What they require:
    Fiber capacity/connectivity needs vs copper
    Redundancy
    Local capabilities for out-of-region RBOCs for their largest customers
    Out of region RBOC, not relying on in region RBOC, for facilities
    Infrashare - Large capital investments dispersed amongst several players

Target Market

Enterprise/Institutions
  Data-rich applications are requiring more capacity to move information between users in a timely manner.
    Video conferencing
    Check imaging and credit card processing
    Storage Area Networks
  Internet traffic grew approximately 100% in 2001. Data traffic now constitutes well over half of all network traffic (vs. voice)
  Local RBOC infrastructure does not address needs quickly or cost-effectively

Source: Telecommunications Industry Association (TIA), Sept. 2002

A Balanced Portfolio

{Pie chart depicting Contract Valuation Year-to-Date 2002}

Enterprise 49%

IXCs 29%

ISPs 17%

Universities 5%

Opportunities for AGL Networks
  In-place assets are available at cents on the dollar
  Competitors' business strategies and infrastructure are not geared toward dark fiber sales
  Customers uneasy over bankruptcies of large providers
  RBOCs' tariff structures and marketing practices do not allow them to be competitive
  Inexpensive electronics allow enterprise customers to "light" their own networks

How We Make Money
  All transactions thus far are term leases rather than asset sales, predominantly with upfront cash
  467 tax code applies, which allows for the receipt of cash up-front, while taxes are paid over the term of the lease
  Revenue is recognized over the term of the contract
  Possibility of asset sales remains to anchor incremental markets

What We Have Learned From Others
  Poor market positioning - No differentiation between "me too" strategies, everyone had to own their own system
  Overly optimistic demand growth forecasts - High expectations on penetration and up-selling opportunities in all market segments
  Terrible CAPEX Management - Overspent on assets to implement poorly managed growth creating too much debt load
  Low barriers to entry - Capital too easily available, enticing market entrants
  Poor management practices - Limited controls, reliance on continued equity appreciation to cover mistakes, "shoot from the hip" strategies

Capital Invested 2002

{bar graph appears here Q1, Q2, Q3 & Q4 (estimates): Total Year-end CAPEX: $32.5M}

2002 YTD Financial Summary

{bar graph appears here Earned Revenue, Deferred Revenue, Cash & Capital}

Totals (in millions of dollars):
Earned Revenue	$1.6
Deferred Revenue	$18.9
Cash	$13
Capital	$22.5

2002 Year-End Estimate

{bar graph appears here Earned Revenue, Deferred Revenue, Cash & Capital}

Totals (in millions of dollars):
Earned Revenue	$1.9
Deferred Revenue	$33.9
Cash	$34.5
Capital	$32.5

Growth Strategy
  Increase utilization through leasing
  Penetrate additional markets
  Create new services

Future Growth - Increase Utilization

Fiber Miles in Inventory

{Pie graph appears here: 96% Available; 4$ Sold}

Future Growth - New Cities

Growth Strategy

  Turnkey
  St. Louis
  Kansas City
  Richmond
  Anchor Tenet
  Atlanta
  Phoenix
  Infrastructure
  Exploring potential of cities with similar characteristics to Atlanta

{map of United States appears here: Phoenix, Kansas City, St. Louis, Richmond, and Atlanta}

City Selection Criteria

  Sun Belt locale, growing from our southeast sphere of influence
  Tier 1 city or population greater than 2 million
  Retail Revenue must be greater than $1 billion
  Competition
  Footprint
  Business Plans
  Companies
  Asset investment
  Must be able to own conduit and interest in manholes
  Distressed
  City relations
  Customers - anchor tenet pulling us there

{map of metro Phoenix network appears here}

Phoenix Network

  60 miles
  1 conduit
  3 rings

Location

  Downtown
  Midtown
  Airport

Connected to

  Carrier hotels
  POP's
  LSO's

Phoenix vs Atlanta

Phoenix

  Entered by buying bankrupt asset
  Third party provides maintenance
  60 conduit miles
  17,280 fiber miles
  545 businesses over 250 employees
  10 headquarters of Fortune 1000

Atlanta

  Entered by buying bankrupt asset
  We provide maintenance
  175 conduit miles
  Approx. 50,000 fiber miles
  774 businesses over 250 employees
  24 headquarters of Fortune 1000

Future Growth - Services

Wireless Industry

  Wireless represents 12% of all calls today, expected to grow to 25% by 2005*
  Due to higher capacity applications being introduced for wireless devices, bandwidth is growing at 130% per year**
  Looking for high speed and low speed solutions

*Insight Research Corporation - 4/2002

**CIBC - 2002

Cell Site Express

  Leverages our existing asset
  Connect towers straight to the MSCs
  Sell the equivalent of T1 service to the wireless carriers
  Sell - Build

{graph of network}

Opportunities

  Combination of upfront cash and solid corporate credit enabled us to pursue these opportunities
  Over time, others can replicate certain aspects of the model
  Must be one step ahead on:
  Execution
  Marketing
  Service innovation
  Horizontal integration

Delivering Value

Paula G. Rosput

Chairman, President and CEO

AGL Resources

Analyst Conference

November 6-8, 2002

Miami, Florida

{AGL Resources logo appears here}

Corporate Governance

Board of Directors

  Executive Committee
  Corporate Responsibility Committee
  Nominations & Corporate Governance Committee
  Audit Committee
  Finance and Risk Management Committee
  Compensation Committee

Significant Milestones in Governance

07/01 Formed Nominations and Corporate Governance Committee

09/01 Formed Risk Management Committee

01/02 CEO Performance Review

08/02

    Sarbanes-Oxley Act signed
    Consultant for Compensation Committee

09/02 Engaging consultant to expand board

  Board frequently meets in executive session without management present
  Deep engagement around asset management
  Only one insider on board (Paula Rosput)
  Independent director is chair of Executive Committee

Next Milestones
  December board planning meeting
  Will issue guidance in January
  Late January earnings announcement and file 10-K in late February
  Annual report mailing mid-March
  Annual meeting April 16, 2003
  AGA Update

Still Building . . .

VALUE

  Commercial Sensibility
  Regulatory Expertise
  Operational Best Practices

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: November 7, 2002	/s/ Richard T. O'Brien
Executive Vice President and Chief Financial Officer